UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 22, 2003

                                  FemOne, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                              000-49661 88-0490890
                           ------------ --------------
               (Commission File Number) (IRS Employer Identification No.)

                         5600 Avenida Encinas, Suite 130
                             Carlsbad, CA 92008, USA
                            Telephone: (760) 448-2498

(Address and telephone number of principal executive offices and place of business)


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Item 7.  Financial Statements and Exhibits

         This current report on Form 8-K/A (Amendment No. 2) amends the Current Report on Form 8-K previously filed with the Commission on October 27, 2003 relating to the acquisition by FemOne, Inc., a Nevada corporation (the "Company"), of FemOne, Inc., a California corporation, on October 22, 2003.

         Included as Exhibit 99.4 to the Form 8-K/A filed with the Commission on October 27, 2003 were the audited financial statements of the business being acquired, the reports listed below are incorporated by reference to the Form 8-K filed on October 27, 2003 in this filing.

         Report of Independent Certified Public Accountants Balance Sheets as of December 31, 2002 and December 31, 2001 Statements of Operations for the years ended December 31, 2002 and 2001 Statements of Stockholders' Equity as of December 31, 2002 Statements of Cash Flows for the years ended December 31, 2002 and 2001 Notes to the Financial Statements

The following documents are included as part of this report as Exhibit 99.5.

     a) Pro Forma financial information. The unaudited pro forma financial statements of the Company are included as part of this report as Exhibit 99.5.

     b) The unaudited pro form consolidated financial statements are provided for informational purposes only and are not necessarily indicative of the results that actually would have occurred had the acquisition been in effect for the periods presented.

          Unaudited  Pro Form  Consolidated  Balance  Sheets as of September 30,
     2003 and June 30, 2002............................4

          Unaudited  Pro Forma  Consolidated  Statement  of  Operations  for the
     quarter   ended   September   30,   2003  and  the  year   ended  June  30,
     2003......................................5

c)       Exhibits:

         Exhibit               Name of Exhibit

         99.4 Independent Auditors Report and Financial Statements for the years ended December 31, 2002 and 2001 for FemOne, Inc., a California corporation.(1)

          99.5 Unaudited Pro Forma Condensed  Financial  Statements of
               FemOne, Inc.

          1) Filed as an exhibit to the Registrant's Form 8-K/A filed on October 27, 2003



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SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FemOne, Inc.
By:/s/Raymond Grimm, Jr.
Raymond Grimm, Jr., Chief Executive Officer
Dated:   December 5, 2003




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                           FemOne, Inc. (Consolidated)
                    Unaudited Pro Forma Financial Information
                    For the Twelve Months Ended June 30, 2003
                  and the Three Months Ended September 30, 2003

Pro Forma Financial Information

         On October 22, 2003, FemOne, Inc. ("FEMO") closed an acquisition contract to acquire all of the existing and outstanding shares of common stock of FemOne, Inc., a California corporation making it a wholly-owned subsidiary of FEMO.

         The following are condensed consolidated unaudited pro forma balance sheets as of June 30, 2003 and September 30, 2003 and consolidated unaudited pro forma statements of operations for the year ended June 30, 2003 and three months ended September 30, 2003.

                           FemOne, Inc. (Consolidated)
                       Unaudited Pro Forma Balance Sheets
                   As of September 30, 2003 and June 30, 2003

                                                            September 30, 2003          June 30, 2003
                                                               (Unaudited)               (Unaudited)
       Assets
          Inventories                                             $      514,826           $       550,938
          Other current assets                                            22,804                     2,382
                                                          -----------------------   -----------------------
                                                          -----------------------   -----------------------
             Total current assets                                        537,630                   553,320
                                                          -----------------------   -----------------------
                                                          -----------------------   -----------------------
           Property and equipment, net                                    56,798                    28,493
           Sublicense Agreement, net                                     185,792                   187,417
           Other assets                                                   37,950                    63,647
                                                          -----------------------   -----------------------
                                                          -----------------------   -----------------------
                   Total assets:                                  $      818,170           $       832,877
                                                          =======================   =======================
                                                          =======================   =======================
       Liabilities and Deficiency in Assets
       Current liabilities
          Accounts payable and accrued expenses                  $       272,096           $       408,850
          Deferred compensation                                          214,994                   156,002
          Loans to related parties                                        82,362                    98,951
           Convertible notes payable                                                               153,519
                                                          -----------------------   -----------------------
            Total current liabilities                                    569,452                   817,322
                                                          -----------------------   -----------------------
                                                          -----------------------   -----------------------
        Long  term liabilities
           Deferred income from sublicense                               112,078                   113,059
           Note payable to related party                                 211,653                   277,022
                                                          -----------------------   -----------------------
               Total long term liabilities                               323,731                   390,081
                                                          -----------------------   -----------------------
                                                          -----------------------   -----------------------
         Deficiency in Assets
            Common Stock                                                  38,486                     6,414
             Additional Paid in Capital                                1,996,847                 1,306,434
             Retained Earnings                                       (2,110,346)               (1,687,374)
                                                          -----------------------   -----------------------
                                                          -----------------------   -----------------------
                Total deficiency in assets                              (75,013)                 (374,526)
                                                          -----------------------   -----------------------
                                                          -----------------------   -----------------------
                     Total liabilities and                        $      818,170           $       832,877
       deficiency in assets
                                                          =======================   =======================

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


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Pro Forma Financial Information, continued



                           FemOne, Inc. (Consolidated)
                  Unaudited Pro Forma Statements of Operations
                  For the three months ended September 30, 2003
                      and Twelve Months ended June 30, 2003



                                                                Three months ended            Twelve months ended
                                                                  September 30,                     June 30,
                                                                       2003                           2003
                                                                    (Unaudited)                    (Unaudited)
                                                             -------------------------      -------------------------
                                                             -------------------------      -------------------------

Sales                                                                               $              $         765,245

                                                                              272,068
Cost of sales                                                                  91,318                        222,225
                                                             -------------------------      -------------------------
                                                             -------------------------      -------------------------
     Gross profit                                                             180,750                        543,020
                                                             -------------------------      -------------------------
                                                             -------------------------      -------------------------

Expenses
    Order fulfillment costs                                                   135,820                        429,473
     Sales and marketing                                                      290,191                        559,178
    General and administrative                                                179,273                        715,720
                                                             -------------------------      -------------------------
                                                             -------------------------      -------------------------
        Total expenses                                                        605,284                      1,704,371
                                                             -------------------------      -------------------------
                                                             -------------------------      -------------------------
Loss from operations                                                        (424,534)                    (1,161,351)
                                                             -------------------------      -------------------------
                                                             -------------------------      -------------------------
Other income (expense)
      Income (loss) from subsidiary                                            11,546                      (115,943)
     Other income (expense)                                                   (9,984)                       (39,782)
                                                             -------------------------      -------------------------
                                                             -------------------------      -------------------------
        Total other income (expense)                                            1,562                      (155,725)
                                                             -------------------------      -------------------------
                                                             -------------------------      -------------------------
Net loss                                                                            $            $       (1,317,076)

                                                                            (422,972)
                                                             -------------------------      -------------------------
                                                             -------------------------      -------------------------

Basic and diluted net loss per share                                          $(0.01)                        $(0.03)
                                                             -------------------------      -------------------------
                                                             -------------------------      -------------------------

Weighted average number of common shares outstanding
- basic and diluted                                                        38,487,000                     38,487,000
                                                             =========================      =========================

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


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